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                    CHESAPEAKE BIOLOGICAL LABORATORIES, INC.
                       FOURTH INCENTIVE STOCK OPTION PLAN

    1. Definitions.--As used herein, the following terms shall have the indicated meanings:

        a.  "Board"--The Board of Directors of the Company.

        b.  "Code"--The Internal Revenue Code of 1986, as amended.

        c. "Committee"--The Chesapeake Biological Laboratories, Inc. Fourth Incentive Stock Option Committee, constituted from time to time as provided in Section 3 hereinbelow.

        d. "Common Stock"--The Class A Common Stock of the Company with a par value of One Cent ($0.01) per share.

        e.  "Company"--Chesapeake Biological Laboratories, Inc.

        f. "Optionee"--Employees of the Company or of any Subsidiary who hold outstanding Options granted under the Plan.

        g.  "Options"--Fourth Incentive Stock Options granted under the Plan.

        h. "Plan"--The Chesapeake Biological Laboratories, Inc., Fourth Incentive Stock Option Plan as set forth herein and as hereafter amended.

        i. "Subsidiary"--Any "subsidiary corporation" (as that term is defined in Section 425(f) of the Code) of the Company.

    2. Purpose.--The purpose of the Plan is to provide incentives to, and to encourage stock ownership by, all employees of the Company and the Subsidiaries in order that the employees may acquire or increase their proprietary interests in the success of the Company and the Subsidiaries, and to provide additional means of attracting and retaining competent personnel. It is intended that the options issued pursuant to the Plan shall constitute "incentive stock options" within the meaning of Section 422(a) of the Code.

    3. Administration.--The Plan shall be administered by the Committee. The Committee shall consist of the full Board or such lesser number of the Board (but not less than two (2) persons)

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as is designated by the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however created, shall be filled by the Board. The Committee may be the same, and/or a committee acting, as the Compensation Committee of the Board as established from time to time. The Committee may select one (1) of its members as Chairman, and the Committee shall hold meetings at such times and places as it, or if a Chairman is appointed, when its Chairman, may determine. The presence at a meeting of a majority of the Committee shall constitute a quorum, and acts of a majority of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Members of the Committee who otherwise are eligible to receive Options shall not be disqualified from being granted such Options by reason of their membership on the Committee or their participation in the approval by the Committee of the grant of the Options to themselves. Subject to the provisions of the Plan and applicable law, the Committee is authorized to interpret the Plan and to prescribe, amend or rescind rules and regulations relating to the Plan and to any Options granted thereunder, and to make any determinations necessary or advisable for the administration of the Plan. The interpretation and construction by the Committee of any provisions of the Plan shall be final unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

    4. Eligibility.--All employees (including officers, whether or not directors) of the Company or any Subsidiary shall be eligible to be granted Options. An employee of the Company or any Subsidiary may hold more than one Option at any time, but only on the terms and subject to the restrictions herein set forth.

    5. Grant of Options.--The Committee shall from time to time determine and designate those employees of the Company and the Subsidiaries to whom Options are to be granted. The Committee shall grant the Options for such amounts of shares subject to the terms of the Plan and such further terms and restrictions as the Committee shall from time to time determine; provided, however, that the aggregate fair market value (determined on the date on which the Option is granted) of Common Stock with respect to which an option can be exercised for the first time in any calendar year shall not exceed $100,000.00.

    6. Stock Subject to the Plan.--The stock subject to Options shall be authorized but unissued shares of Common Stock. The aggregate number of shares which may be issued under Options shall not exceed eight hundred thousand (800,000) shares. If an Option shall terminate or expire unexercised, in whole or in part, the shares so released from the Option may be made subject to additional Options. The Company shall reserve and keep available for issuance upon the exercise of Options that number of shares of Common Stock as will satisfy the requirements of all Options which

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are outstanding from time to time.
In the event there is any change in the Company's shares of Common Stock, by stock splits, reverse stock splits, stock dividends, recapitalizations, or otherwise, the number of shares available for Options and the number of shares subject to any Option shall be appropriately adjusted by the Committee.

    7. Option Price.--Each Option shall state the option price, which shall not be less than one hundred percent (100%) of the fair market value of the shares of Common Stock on the date of the granting of the Option, except that if the Option is granted to an Optionee who, at the time the Option is granted, owns stock possessing more then ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of the Subsidiaries, the option price shall be at least one hundred ten percent (110%) of the fair market value of the shares of Common Stock at the time the Option is granted. In the event there is any change in the shares of Common Stock by stock splits, reverse stock splits, stock dividends, recapitalizations or otherwise, the option price of the shares subject to Option shall be appropriately adjusted by the Committee. The fair market value of the Common Stock for purposes of the Plan shall be (i) the closing price of the shares of Common Stock on the principal exchange on which such shares are then trading, on the date on which the Option is granted or, if such shares are not traded on such date, then on the next preceding trading date on which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the last sales price (or if the last sales price is not readily determinable, the mean between the closing representative bid and asked prices) on the date on which the Option is granted or, if such price or prices are not available for that date, the trading day immediately previous to such date; or (iii) if such stock is not publicly-traded on an exchange and is not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the date on which the Option is granted or, if such prices are not available for that date, the trading day immediately previous to such date; or (iv) if the Company's Common Stock is not publicly-traded, the fair market value thereof on the date on which the Option is granted, as established by the Committee acting in good faith.

    8. Term of Options.--Options shall be exercisable for a period as determined by the Committee at the time of grant, but in any event for a period of no more than ten (10) years from the date of grant; provided, however, that any Option granted to an Optionee who at the time of the grant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of the Subsidiaries, the Option shall be exercisable for no more than five (5) years from the date of grant. Except as otherwise determined by the Committee in connection with the grant of any Option and provided for in the Option Agreement evidencing such Option, during the first
(1st) and second (2nd) years an Option is outstanding, it may not be exercised with respect to any shares covered thereby; on the second

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(2nd) anniversary of the grant of an Option and during the following year, the Option may be exercised with respect to twenty-five percent (25%) of the shares covered thereby; on the third (3rd) anniversary and during the following year, it may be exercised with respect to fifty percent (50%) of the shares covered thereby; on the fourth (4th) anniversary and during the following eleven (11) months, it may be exercised with respect to seventy-five percent (75%) of the shares covered thereby; and during the twelfth (12th) month following the fourth (4th) anniversary thereof and prior to the expiration of the Option, an Option may be exercised with respect to one hundred percent (100%) of the shares covered thereby, the foregoing percentage figures in all cases being cumulative as to percentages of shares purchased upon the exercise of the Option in the current period and all prior periods. Notwithstanding the foregoing, the Committee may, in its discretion, provide for and include in any Option such terms and conditions as the Committee shall determine from time to time, not inconsistent with Section 422(a) of the Code, including but not limited to provisions which provide for different time periods during which an Option is to be exercisable, and/or for different numbers or percentages of covered shares which any Option may be exercised during the different time periods; and without limiting the generality of the foregoing, the Committee may include provisions in any Option which provide for that Option becoming exercisable in full upon the occurrence of certain events, including a change in control or substantial ownership of the Company.

    9. Exercise of Options.--To exercise an Option, the Optionee or his successor shall give written notice of exercise to the Committee at the principal office of the Company accompanied by payment of the option price in full and a written statement that the shares are being purchased for investment only and not with a view to distribution. However, the statement will not be required in the event the offering of securities under the Plan is registered with the Securities and Exchange Commission and applicable State Securities commissions or regulatory agencies. Payment of the option price shall be in cash or by check or by tender of certificates evidencing shares of Common Stock, duly endorsed in blank, or any combination of the foregoing modes of payment. Shares of Common Stock tendered as payment shall be valued at their fair market value on the exercise date as determined by the Committee, which determination shall be final and binding. To the extent the fair market value of the tendered shares exceeds the option price, the excess shares shall be reissued to the Optionee. If the Option is exercised by the successor of the Optionee, following the death of the Optionee, proof of the right of the successor to exercise the Option in form satisfactory to the Committee shall be submitted. Options may be exercised, in accordance with their terms, as to less than all of the shares optioned thereunder from time to time, but not less than one hundred (100) shares may be purchased upon the exercise of the Option at any one time unless the number purchased is the total number of shares remaining subject to the Option at the time of

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exercise. For as long as the offering of securities pursuant to the Plan has not been registered with the Securities Exchange Commission and applicable State securities commissions and regulatory agencies, certificates representing shares of Common Stock issued upon the exercise of Options shall bear the following legend and transfers of such shares shall be subject to the restrictions set forth in the legend:


             The offering of the shares represented by this certificate was not registered under the Securities Act of 1933, as amended, and applicable State securities laws, and the shares may be transferred by the holder only if the transfer is registered under the provisions of such act and laws or if, in the opinion of legal counsel to the Company, the transfer may be made without violating such act and laws.

             10. Termination of Employment Except by Reason of Death.

             (a) All unexercised Options will terminate, be forfeit and lapse immediately if (i) the Optionee's employment with the Company or any Subsidiary is terminated because the Optionee is discharged for dishonesty or commission of a felony, or upon the intentional commission of an act which constitutes a breach of any obligation of the Optionee to the Company and which has a material adverse effect or impact upon the Company or any Subsidiary, including, but not limited to, his disclosure to unauthorized persons of confidential information or trade secrets of the Company or any Subsidiary; or (ii) the Optionee at any time following the termination of Optionee's employment with the Company, either intentionally commits an act which constitutes a breach of any obligation of the Optionee to the Company and which has a material adverse effect or impact on the Company, or discloses to unauthorized persons confidential information or trade secrets of the Company or any Subsidiary.


             (b) If the Optionee's employment with the Company or any Subsidiary is terminated for any reason other then the Optionee's death or any reason set forth in Section 10 (a) above, such Optionee shall have the right to exercise all Options held by him, in accordance with their terms, at any time within fourteen (14) days after the termination of employment or such longer period (up to three (3) months or, in the case of disability of the Optionee within the meaning of Section 22(e)(3) of the Code, up to one
(1) year), as may be provided for in the Option, but only to the extent that the Optionee's right to exercise such Option has accrued at the time of, or upon or by reason of, termination of employment and had not been previously exercised; provided that no Option may be exercised under any circumstances after the expiration of the term of the Option. Whether authorized leave or absence or absence for military or governmental service shall constitute termination of employment for the purposes of the Plan

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shall be determined by the Committee, which determinations shall be final and conclusive unless overruled by the Board.

    11. Death of Optionee.--If an Optionee shall die while in the employ of the Company or a Subsidiary or the employee shall die prior to expiration of the Option following termination of his employment with the Company and Subsidiaries (and such Optionee shall not have been dismissed from his employment or the option shall not have been terminated for any of the reasons set forth in
Section 10 (a) above), an Option may be exercised at any time within six (6) months after the Optionee's death, or such longer period (up to one (1) year) as may be set forth in the Option, by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that the Optionee's right to exercise such Option had accrued at the time of his death and had not been previously exercised; provided that nothing in this
Section 11 shall permit an Option to be exercised after the expiration of the term of the Option.

    12. Prohibition on Transfers of Options.--No Option shall be transferable by the Optionee other than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee. No Option or interest or right therein, or part thereof, will be liable for the debts, contracts or engagements of the Optionee or the Optionee's successors in interest or will be subject to disposition by transfer, alienation, pledge, encumbrance, assignment or any other means, whether voluntary, involuntary or by operation of law.

    13. Mergers and Consolidations.--If the Company should be a participant in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled in such transaction, and the option exercise price shall be appropriately adjusted. In the event of the dissolution of the Company, all unexercised outstanding Options shall terminate and expire, as of the effective date of the dissolution. The grant of an Option shall not afford the Optionee any right to object to or in any way limit the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

    14. Rights of Optionees.--An Optionee or permitted transferee of an Option shall have no rights as a stockholder with respect to any shares covered by his Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (whether ordinary or extraordinary, in cash, securities or other property) or distributions or other rights for which the record date is prior to the date a stock certificate is issued, except as provided in

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Section 13 hereof. Nothing in this Plan or in any Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of or in a business relationship with the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and its subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

    15. Option Agreements.--The granting of an Option shall take place upon the approval thereof by the Committee and shall be evidenced by a written Option Agreement, stating the number of shares of Common Stock subject to the Option evidenced thereby, such other terms and conditions as shall be determined by the Committee, and in such form the Committee may from time to time determine.

    16. Term of Plan.--Options may be granted at any time within a period of ten
(10) years from the date the Plan is adopted by the Board or the date the Plan was approved by the Stockholders of the Company, whichever is earlier.

    17. Registration of the Offering of Securities under the Plan.--If the Company shall be advised by its legal counsel that the offering of Options and of shares of the Common Stock upon the exercise of Options is required to be registered under the Securities Act of 1933, as amended, or applicable State's securities laws, the Company may effect registration, and delivery of shares of the Common Stock by the Company may be deferred until such registration or registrations are effective.

    18. Indemnification of Committee.--In addition to other rights of indemnification they may have as members of the Board, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it is judged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after the institution of any such action, suit or proceeding, the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

    19. Amendment of the Plan.--From time to time, the Board may, insofar as permitted by law, with respect to any shares at the time not subject to options, suspend or discontinue the Plan; and the Board may, insofar as permitted by law, revise or

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amend the Plan in any respect whatsoever, except that, without approval of the Stockholders of the Company, no such revision or amendment shall increase the number of shares subject to the Plan or change the designation of the class of employees eligible to receive Options; and except for any modification or amendment contemplated by the sentence immediately following, no such amendment or modification shall, without the consent of the Optionee, affect his or her rights under an Option previously granted to the Optionee. Without limiting the generality of the foregoing, the Board may, without further approval by the Stockholders and without securing further consideration from the Optionee, amend this Plan or condition or modify the grant of Options hereunder in response to securities, tax or other laws, rules or regulations, or regulatory interpretations thereof, applicable to the Plan. The Plan may not, without the approval of the Stockholders of the Company, be amended in any manner that would cause Options to fail to meet the requirements of "incentive stock options" as that term is defined in
Section 422(a) of the Code.

    20. Application of Funds.--The proceeds received by the Company from the sale of shares of Common Stock pursuant to the exercise of Options shall be used for general corporate purposes.

    21. No Obligation to Exercise Option.--The granting of an Option shall impose no obligation upon the Optionee to exercise such option.

    22. Approval of Stockholders.--The Plan shall be submitted for the approval of the holders of the Company's Common Stock within twelve (12) months after the initial approval of the Plan by the Board. Options may be granted prior to such shareholder approval.

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